                                                                   Exhibit 99.19

                                                               EXECUTION VERSION

                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2007-2

     This Reconstituted Servicing Agreement, dated as of May 1, 2007 (this "Agreement"), is by and among RESIDENTIAL FUNDING COMPANY, LLC ("RFC"), LARES ASSET SECURITIZATION, INC. (the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY
TRUST (the "Seller") and WELLS FARGO BANK, N.A., as master servicer and securities administrator (in each such capacity, the "Master Servicer" and the "Securities Administrator", respectively), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit One attached hereto (the "Serviced Loans") to the Depositor, and the Depositor has conveyed the Serviced Loans to the Trustee pursuant to a certain pooling agreement dated as of April 1, 2007 (the "Pooling Agreement"), by and among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans were acquired from RFC by the Seller pursuant to a certain standard terms and provisions of sale and servicing agreement, dated as of March 30, 2006 by and among RFC, Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and the Seller (the "Servicing Agreement") (a copy of such Servicing Agreement is attached hereto on Exhibit
Four);

     WHEREAS, the Serviced Loans are currently being serviced by RFC for the Seller pursuant to the Servicing Agreement, and the Depositor desires that RFC continue to service the Serviced Loans and RFC has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of RFC hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, the Seller and RFC agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee, to be accomplished by Pooling Agreement, constitutes a Securitization Transaction and
(b) this Agreement shall constitute a "Reconstitution Agreement" (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of RFC upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit Two attached hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling Agreement.

                                   ARTICLE II

                                    SERVICING

     RFC agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by RFC under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit Two hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 4.01 of the Servicing Agreement (as modified by this Agreement) the remittance on May 18, 2007 to be made to the Trust Fund is to include all principal collections due after April 1, 2007 (the "Trust Cut-off Date"), plus interest thereon at the weighted average Mortgage Interest Rate collected during the Due Period immediately preceding May 18, 2007, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the definition of "Remittance Amount" set forth in
Section 1.01 of the Servicing Agreement.

                                   ARTICLE IV

                                  SERVICING FEE

     Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.425% per annum (the "Servicing Fee Rate"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                   ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     From and after the date hereof, RFC, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce RFC's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. RFC shall recognize the Luminent Mortgage Trust 2007-2 Trust Fund (the "Trust Fund") as the owner of the Serviced Loans, and RFC will service the Serviced Loans for the Trust Fund as if the Trust Fund and RFC had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Owner under the Servicing Agreement to enforce the obligations of RFC, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 2.01 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by RFC in the Servicing Agreement, and shall be entitled to enforce all of the obligations of RFC thereunder insofar as they relate to the Serviced Loans. RFC shall look solely to the Trust Fund for performance of any obligations of the Owner under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Owner under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. RFC shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or RFC's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

     The Master Servicer shall be entitled to terminate the rights and obligations of RFC under this Agreement, as provided in Section 6.01 (Events of Default of the Company) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Owner under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except RFC, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling and Servicing Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Owner" under the Servicing Agreement, to reimburse RFC for any costs or expenses shall be satisfied by RFC's reimbursement of such costs or expenses from the Custodial Account.

     A copy of all assessments, attestations, reports and certifications required to be delivered by RFC under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and RFC mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                  ARTICLE VII

                                 REPRESENTATIONS

     RFC hereby represents and warrants, for the benefit of the Depositor, the Trustee and the Trust Fund, that (i) the representations and warranties set forth on Exhibit Five to this Agreement are true and correct as of May 1, 2007 (the "Reconstitution Date"), as if such representations and warranties were made on such date and (ii) the representations and warranties set forth in Section
2.04 of the Servicing Agreement are true and correct as of the related Closing Date (as defined in the Servicing Agreement) as if such representations and warranties were made on such date.

     RFC hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund's behalf) in connection with any breach of the representations and warranties made by RFC set forth above that materially and adversely affects the value of that Mortgage Loan or the interests of the Owner in such Mortgage Loan shall be as set forth in Subsection 2.04 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein). Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund as Owner under the Servicing Agreement.

     Each of the Serviced Loans has been conveyed to the Trustee pursuant to the Pooling Agreement and Luminent is not the originator of any of the Serviced Loans.

                                  ARTICLE VIII

                                   ASSIGNMENT

     RFC hereby acknowledges that the rights of the Seller as Owner under the Servicing Agreement, as amended by this Agreement, will be assigned to the Depositor, and by the Depositor to the Trust Fund, under the Pooling Agreement, and agree that the Pooling Agreement will be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as Owner under the Servicing Agreement to the Depositor and the Trustee, on behalf of the Trust

Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election with respect to the Serviced Loans. RFC hereby consents to such assignment and assumption and acknowledges that this agreement constitutes an assignment and assumption agreement for purposes under Section 2.03 of the Servicing Agreement. In addition, RFC hereby acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                                  FULL RELEASE

     The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans. The Seller will have the continuing right, upon notice, to access the Servicer's files with respect to the Serviced Loans, including related books and records. In addition, the Seller will have the continuing right to receive the Servicer's reports (including the mortgage loan tape) with respect to the Serviced Loans.

                                   ARTICLE X

                             NOTICES AND REMITTANCES

     All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Owner under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

         Wells Fargo Bank, N.A.
         P.O. Box 98
         Columbia, Maryland 21046
         Attention: Client Manager, Luminent 2007-2

         Or, in the case of overnight deliveries:

         9062 Old Annapolis Road
         Columbia, Maryland 21045
         Attention: Client Manager, Luminent 2007-2
         Telephone: (410) 884-2000
         Facsimile: (410) 715-2380

     All amounts required to be remitted or distributed by the Servicer to the Owner under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

         Wells Fargo Bank, N.A.
         ABA#: 121-000-248
         Account Name: SAS CLEARING
         Account Number: 3970771416
         For further credit to: Luminent 2007-2, Account #53142600

     All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

         HSBC Bank USA, National Association
         452 Fifth Avenue
         New York, New York 10018
         Attention: CTLA - Structured Finance / Luminent Mortgage Trust 2007-2

     All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

         Lares Asset Securitization, Inc.
         101 California Street, 13th Floor
         San Francisco, California 94111
         Attention:  Christopher Zyda
         Telephone:  (415) 217-4500
         Facsimile:  (415) 217-4518

     All Written Information required to be delivered to the Seller under the Servicing Agreement and under this Agreement shall be delivered to the Seller at the following address:

         Maia Mortgage Finance Statutory Trust
         One Commerce Square
         2005 Market Street, Suite 2100
         Philadelphia, PA 19103
         Attention: Legal Department (Luminent 2007-2)
         Telephone:  (415) 217-4500
         Facsimile: (215) 217-4518

     All demands, notices and communications required to be delivered to RFC under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

         Residential Funding Company, LLC
         8400 Normandale Lake Boulevard, Suite 250
         Minneapolis, MN  55437
         Attention:  Legal Department

         with a copy to:

         Residential Funding Company, LLC
         2255 N. Ontario Street, Suite 400
         Burbank, CA  91504
         Attention:  Servicing Manager (Luminent 2007-2)

                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE XII

                                    AMENDMENT

     Notwithstanding anything provided herein and on Exhibit Two hereto, the parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

                                  ARTICLE XIII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIV

                                 RECONSTITUTION

     The Seller and RFC agree that the transfer of the Serviced Loans hereunder is made pursuant to Section 2.03 of the Servicing Agreement and that May 1, 2007 is the Reconstitution Date related thereto.

                                   ARTICLE XV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Agreement and not individually and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.




           [Remainder of page intentionally blank. Signatures follow.]

     Executed as of the day and year first written above.

                            RESIDENTIAL FUNDING COMPANY,
                            LLC, as Servicer


                            By: /s/ Marguerite Steffes
                               ----------------------------
                            Name:  Marguerite Steffes
                            Title: Associate



                            MAIA MORTGAGE FINANCE
                            STATUTORY TRUST, as Seller


                            By: /s/ Christopher J. Zyda
                               ----------------------------
                            Name:   Christopher J. Zyda
                            Title:  Trustee & President



                            LARES ASSET SECURITIZATION, INC. as
                            Depositor


                            By: /s/ Christopher J. Zyda
                               ------------------------------
                            Name:   Christopher J. Zyda
                            Title:  Chief Financial Officer



                            WELLS FARGO BANK, N.A., as Master
                            Servicer and Securities Administrator


                            By: /s/ Amy Doyle
                               -------------------------
                            Name:  Amy Doyle
                            Title: Vice President

Agreed to and acknowledged by:

HSBC BANK USA, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust 2007-2 under the Pooling Agreement


By: /s/ Nina Nasar
   --------------------
Name:  Nina Nassar
Title: Officer

                                   EXHIBIT ONE
                                   -----------

                             List Of Serviced Loans
                             ----------------------







































                                 Exhibit One-1

                                   EXHIBIT TWO
                                   -----------

                    Modifications to the Servicing Agreement
                    ----------------------------------------


     (a) The definition of "Business Day" in Section 1.01 is hereby amended in its entirety to read as follows:

     Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

     (b) A new definition of "Eligible Account" is hereby added to Section 1.01 immediately following the definition of "Due Period" to read as follows:

     Eligible Account: Any of

          (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

          (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Master Servicer and the Trustee and to each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

          (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

          (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Master Servicer and the Trustee. Eligible Accounts may bear interest.

     (c) A new  definition  of  "Forty-Year  Mortgage  Loan" is hereby  added to
Section 1.01 immediately following the definition of "Fitch" to read as follows:


                                 Exhibit Two-1

     Forty-Year Mortgage Loan: Any Mortgage Loan having an original term to maturity of not more than 40 years.

     (d) The definition of "Mortgage Interest Rate" in Section 1.01 is hereby amended by adding the phrase "in each case, net of any Relief Act Reduction" to the end of such definition.

     (e) The definition of "Opinion of Counsel" in Section 1.01 is hereby amended in its entirety to read as follows:

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of the Company, (ii) does not have any material direct or indirect financial interest in the Company or in any affiliate of any such entity and (iii) is not connected with the Company as an officer, employee, director or person performing similar functions.

     (f) The definition of "Permitted Investments" in Article I is hereby amended in its entirety to read as follows:

     Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each Rating Agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

                                 Exhibit Two-2

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each Rating Agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each Rating Agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each Rating Agency rating such funds; and

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

     In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

                                 Exhibit Two-3

     (g) The definition of "Prepayment Penalty" is hereby amended by adding the following sentence to the end of the definition: "Prepayment Penalties shall belong to the Company."

     (h) The definition of "Rating Agency" is hereby amended in its entirety to read as follows:

     Rating Agency: Any nationally recognized statistical rating agency rating the securities issued in a mortgage securitization as a result of a Securitization Transaction.

     (i) The definition of "Remittance Date" is hereby amended by deleting the following language at the end of the definition ", plus (v) any Prepayment Penalties collected during the related Prepayment Period".

     (j) The definition of "Servicing Fee Rate" in Section 1.01 is hereby amended in its entirety to read as follows:

     Servicing Fee Rate: With respect to each Mortgage Loan in the related Mortgage Loan Schedule that has been provided to the Master Servicer.

     (k) Section 1.02 (Calculations Respecting Accrued Interest) is hereby amended by deleting clause (b) in its entirety.

     (l) Section 2.04(lxvi) (Representations and Warranties of the Company) is hereby amended by replacing the words "30 years" with the words "40 years."

     (m) A new Section 2.10 (Credit Reporting) is added to Article II to read as follows:

     Section 2.10. Credit Reporting. The Company will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

     (n) Section 3.01 (Company to Act as Servicer) is hereby amended by adding the following proviso after the second sentence of the first paragraph to read as follows:

     provided, however, that the Company shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
     Code) unless the Trustee and the Master  Servicer  have received an Opinion

                                 Exhibit Two-4
     of Counsel (at the expense of the Company reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

     (o) Section 3.03 (Collection of Certain Mortgage Loan Payments and Liquidation Mortgage Loans) is hereby amended by adding a final paragraph to that section to read as follows:

     Notwithstanding anything in this Servicing Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the Securityholder is no longer entitled to the rights described in Exhibit I, the Servicer shall follow the procedures set forth in Exhibit I in connection with any Mortgage Loan that has become 60 or more days delinquent in payment.

     (p) Section 3.05 (Escrow Accounts) is hereby amended by adding the following sentence at the end of such section:

          The Servicer will be obligated to make Servicing Advances in respect of its obligations under this Section 3.05, reimbursable from the Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 3.10 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable

     (q) Section 3.06 (Custodial Account) is hereby amended by replacing the first two sentences thereof with the following two sentences:

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Residential Funding Company, LLC, in trust for the Trustee of the Luminent Mortgage Trust 2007-2 Trust Fund" and referred to herein as the "Custodial Account." The Custodial Account shall be an Eligible Account.

     (r) Section 3.07 (Permitted Withdrawals From the Custodial Account) is amended by adding the following as clause (xi):

          (xi) to make payments to the Securityholder in the amounts and in the manner provided for in Exhibit I.

     (s) Section 3.08 (Permitted Instruments) is hereby amended by replacing the words "Permitted Instrument" and "Permitted Instruments" with the words "Permitted Investment" and "Permitted Investments" respectively throughout that section.

                                 Exhibit Two-5

     (t) Section 4.01 (Distributions) is amended by adding the following sentence to the end of the section:

          With respect to any remittance received by the Owners after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owners interest on any such late payment through the day preceding the date the remittance was made at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law.

     (u) Section 4.02 (Statements to the Owner) is hereby amended in its entirety to read as follows:

          Statements to the Master Servicer. No later than the fifteenth calendar day of each month (or, if such 15th day is not a Business Day, the immediately following Business Day, but in no case later than 5:00 p.m. Eastern Standard Time) the Servicer shall furnish to the Master Servicer reports in the format set forth in Exhibit J, K and L hereto (or in such other format that is mutually acceptable to the Servicer and the Master Servicer).

          With respect to realized loss and gain reporting, to the extent that all backup material and calculations are provided to the Master Servicer in accordance with the requirements of Exhibit L, the Master Servicer shall pass any such reported losses to the Trust. The
          Servicer shall cooperate with the Master Servicer to resolve any discrepancies, issues or incomplete reporting items within 60 days of the initial reporting of such gain or loss.

     (v) Section 4.05 (Format of Reports and Statements) and Exhibit G are deleted in their entirety.

     (w) Section 5.03 (Merger or Consolidation of the Company) is amended by adding the following sentence at the end of the second paragraph: "The Company will notify the Master Servicer promptly upon any such merger or consolidation."

     (x) Section 5.04 (Limitations on Resignation and Assignment by Company) is hereby amended by (i) replacing each reference to "the Owner" in the first two sentences thereof with "the Depositor, the Trustee, the Master Servicer and each Rating Agency" and (ii) replacing each other reference to "the Owner" in such section with "the Master Servicer."

     (y) Section 6.01 (Events of Default of the Company) is hereby amended as follows:

          (i) by replacing each reference to "the Owner" with "the Master Servicer;" and

                                 Exhibit Two-6

          (ii) by amending subclause (ii) to add the phrase "(other than in Article II of Exhibit H" after the words "contained in this Agreement."

     (z) Subsection 6.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Owner" with "Master Servicer."

     (aa) Section 7.01 (Termination) is hereby amended in its entirety to read as follows:

     Section 7.01. Termination

     The respective obligations and responsibilities of the Servicer shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 6.01 or (iii) in accordance with
     Section 5.03.

     (bb) A new Section 7.02 (Transfer Costs Upon Termination of the Servicer) is hereby added as follows:

     In connection with the foregoing, the terminated Servicer shall bear all reasonable out-of-pocket costs of a servicing transfer, including but not limited to those of the Master Servicer, the Securities Administrator, the Trustee, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

     (cc) Section 8.01 (Successor to the Company) is hereby amended as follows:

          (i) by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

          Any Successor Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then current rating of any of the Certificates. In connection with the appointment of a Successor Servicer, the Owner may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

          (ii) by adding the following paragraph to the end of such section:

          Except as otherwise provided in this Section 8.01, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Company as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a

                                 Exhibit Two-7
          successor  servicer,  or  of  the  Master  Servicer  in  assuming  the responsibilities  of  the  Servicer  hereunder,  or  transferring  the
          Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

     (dd) Section 8.02 (Entire Agreement; Amendment) is hereby amended to read as follows:

     SECTION 8.02. Entire Agreement; Amendment. This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the other parties to the Agreement with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement and (ii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans. This Agreement shall constitute the entire agreement among the parties.

     (ee) A new Section 8.09 (Intended Third Party Beneficiary) is hereby added to the Servicing Agreement to read as follows:

     SECTION 8.09. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling and Servicing Agreement.

     (ff) Exhibit H (Regulation AB Compliance Addendum) is hereby amended as follows:

          (i) by deleting Section 2.03(h) in its entirety;

          (ii) by amending Section 2.07 in its entirety to read as follows:

                                 Exhibit Two-8

     (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule l5d-14(d) under the Exchange Act with respect to such
     Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, a "Purchaser Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

     (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountant's letter or other material provided in written or electronic form under this
     Article II by or on behalf of the Company, or provided under this Article II by or on behalf of any Subservicer or Subcontractor (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

     (ii) any breach by the Company of its obligations under this Article II, including particularly any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
     Article II,  including  any failure by the Company to identify  pursuant to
     Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

     (iii) any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

                                 Exhibit Two-9

     (iv) the gross negligence, bad faith or willful misfeasance in the performance of the Company's duties, or by reason of reckless disregard of obligations and duties, under this Article II;

     provided, however, that in no event, other than with respect to any indemnification obligations of the Company relating to any Company Information provided by the Company for inclusion in the any prospectus, prospectus supplement, or any private placement memorandum, or in any amendment or supplement thereto, in a Securitization Transaction, will the Company be liable for any consequential or punitive damages pursuant to this Section 2.07, even if advised of the possibility of such damages.

     The Purchaser shall indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, a "Company Indemnified Party;" together with the Purchaser Indemnified Parties, the "Indemnified Parties"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement contained or alleged to be contained in any filing with the Commission or the omission or alleged omission to state in any filing with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission arose out of or was based upon any information or statement, other than the Company Information, in a filing with the Commission.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required under Regulation AB by the Company, any Subservicer or any Subcontractor.

                                 Exhibit Two-10

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (b) (i) Except as provided in the following paragraph, any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to
Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date, shall immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 2.04 or 2.05, including (except as provided below) any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB by the date on which such information, report, certification or accountants' letter is required to be delivered, without notice or grace period, shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect. Neither the Purchaser, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or

                                 Exhibit Two-11
     functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

     (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (gg) Exhibit I is hereby revised and replaced in its entirety by the Special Foreclosure Rights provisions set forth on Exhibit Three hereto.

     (hh) New Exhibits J, K and L are hereby added containing the form of servicing reports set forth on Exhibit Six hereto.

























                                 Exhibit Two-12

                                  EXHIBIT THREE
                                  -------------

                       Special Foreclosure Rights Section
                       ----------------------------------

     For purposes of this Exhibit Five, the term "Securityholder" shall mean the entity that holds a majority interest in the most subordinated class of securities issued in the securitization outstanding from time to time.

     (a) The Company shall monthly provide a list to the Securityholder and the Master Servicer of all Mortgage Loans 60 or more days delinquent. With respect to any Mortgage Loans that are 90 or more days delinquent, the Company shall provide its proposed resolution of such Mortgage Loan - whether through foreclosure, deed-in-lieu thereof, modification or forbearance, sale of the Mortgage Loan or related Mortgaged Property, or otherwise. In conjunction with such recommendations, the Company shall advise in writing the Securityholder and the Master Servicer of any bona fide offer to purchase a Mortgage Loan or related Mortgaged Property.

     (b) Prior to taking action with respect to any delinquent Mortgage Loan that is more than 60 days delinquent, the Company shall notify both the Master Servicer and the Securityholder of its proposed course of action, but it shall not take such action unless the Securityholder does not, within a five-Business Day period, affirmatively object to such action.

     (c) If the Securityholder timely and affirmatively objects to an action or contemplated action of the Company pursuant to section (b) above, then the Securityholder shall instruct the Master Servicer in writing (with a copy to the Company) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Company shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Securityholder. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

          (i) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

                                 Exhibit Three-1

          (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (iii) above, then:

               (1) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (2) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (3) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-days period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Company against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (4) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Company the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Company shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

                                 Exhibit Three-2

     (d) Notwithstanding anything herein to the contrary, the Securityholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the timeframe set forth above following the Securityholder's objection to an action of the Company, and the Company shall provide the Master Servicer written notice of such failure.

     (e) Any notice, confirmation, instruction or objection pursuant to paragraphs (a) or (b) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

     (f) For the avoidance of doubt, the Securityholder's rights set forth in this Addendum are intended to provide the Securityholder, for so long as it has not forfeited its right under paragraph (d) hereof as set forth in paragraph (c) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

     (g) To the extent that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Company will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Securityholder will have no duty or responsibility to service any such Mortgage Loan and that the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

     (h) In the event that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Company and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Securityholder.

     (i) The Master Servicer shall promptly deliver any written notices that it receives under subpart (b) of this Addendum to the Securityholder.




                                 Exhibit Three-3

                                  EXHIBIT FOUR
                                  ------------

                         Copy of the Servicing Agreement
                         -------------------------------







































                                 Exhibit Four-1

                                  EXHIBIT FIVE

                Additional Representations and Warranties of RFC

     (a) Attached hereto as Exhibit Three is a true and accurate copy of the Servicing Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) RFC is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and RFC has all requisite power and authority to service the Mortgage Loans and RFC has all requisite power and authority to perform its obligations under the Servicing Agreement and the Reference Agreement;

     (c) RFC has full company power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of RFC's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its certificate of formation or limited liability company agreement or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which RFC or its respective property is subject. The execution, delivery and performance by RFC of this Agreement and the consummation by each of them of the transactions contemplated hereby, have been duly authorized by all necessary company action on part of RFC. This
Agreement has been duly executed and delivered by RFC, and, upon the due authorization, execution and delivery by the other parties to this Agreement, will constitute the valid and legally binding obligation of RFC, enforceable against RFC in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by RFC in connection with the execution, delivery or performance by RFC of this Agreement, or the consummation by it of the transactions contemplated hereby; and

     (e) Neither this Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by RFC pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.



                                 Exhibit Five-1

                                   EXHIBIT SIX

                                                                       Exhibit J

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
                        Standard Loan Level File Layout - Master Servicing
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Exhibit 1:  Layout
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Column Name             Description                                                     Decimal     Format Comment             Max
                                                                                                                               Size
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Each file requires the following fields:
--------------------------------------------------------------------------------------- ------- ----------------------------- ------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group of loans.            Text up to 20 digits
                                                                                                                                 20
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
LOAN_NBR                A unique identifier assigned to each loan by the investor.              Text up to 10 digits
                                                                                                                                 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the Servicer.  This may           Text up to 10 digits
                        be different than the LOAN_NBR.                                                                          10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest payment that      2  No commas(,) or dollar
                        a borrower is expected to pay, P&I constant.                            signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NOTE_INT_RATE           The loan interest rate as reported by the Servicer.                  4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NET_INT_RATE            The loan gross interest rate less the service fee rate as            4  Max length of 6
                        reported by the Servicer.                                                                                 6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_FEE_RATE           The servicer's fee rate for a loan as reported by the Servicer.      4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_FEE_AMT            The servicer's fee amount for a loan as reported by the              2  No commas(,) or dollar
                        Servicer.                                                               signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NEW_PAY_AMT             The new loan payment amount as reported by the Servicer.             2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.                       4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ARM_INDEX_RATE          The index the Servicer is using to calculate a forecasted rate.      4  Max length of 6
                                                                                                                                  6
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the beginning of the      2  No commas(,) or dollar
                        processing cycle.                                                       signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------


                                 Exhibit Six-1

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end of the            2  No commas(,) or dollar
                        processing cycle.                                                       signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the borrower's             MM/DD/YYYY
                        next payment is due to the Servicer, as reported by Servicer.                                            10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_AMT_1         The first curtailment amount to be applied.                          2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_DATE_1        The curtailment date associated with the first curtailment              MM/DD/YYYY
                        amount. 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment amount, if         2  No commas(,) or dollar
                        applicable.                                                             signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_AMT_2         The second curtailment amount to be applied.                         2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_DATE_2        The curtailment date associated with the second curtailment             MM/DD/YYYY
                        amount. 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment amount, if        2  No commas(,) or dollar
                        applicable.                                                             signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Six-2

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Exhibit 1: Continued    Standard Loan Level File Layout
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Column Name             Description                                                     Decimal     Format Comment             Max
                                                                                                                               Size
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_AMT_3         The third curtailment amount to be applied.                          2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SERV_CURT_DATE_3        The curtailment date associated with the third curtailment              MM/DD/YYYY
                        amount. 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
CURT_ADJ_AMT_3          The curtailment interest on the third curtailment amount, if         2  No commas(,) or dollar
                        applicable.                                                             signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
PIF_AMT                 The loan "paid in full" amount as reported by the Servicer.          2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
PIF_DATE                The paid in full date as reported by the Servicer.                      MM/DD/YYYY
                                                                                                                                 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
                                                                                                Action Code Key:
ACTION_CODE             The standard FNMA numeric code used to indicate the                     15=Bankruptcy,                    2
                        default/delinquent status of a particular loan.                         30=Foreclosure, , 60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
INT_ADJ_AMT             The amount of the interest adjustment as reported by the             2  No commas(,) or dollar
                        Servicer.                                                               signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if applicable.             2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.                      2  No commas(,) or dollar
                                                                                                signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if applicable.         2  No commas(,) or dollar
                                                                                                signs ($)                        11
--------------------------------------------------------------------------------------- ------- ----------------------------- ------
Plus the following applicable fields:
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at the beginning      2  No commas(,) or dollar
                        of the cycle date to be passed through to investors.                    signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SCHED_END_PRIN_BAL      The scheduled principal balance due to investors at the end of       2  No commas(,) or dollar
                        a processing cycle.                                                     signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SCHED_PRIN_AMT          The scheduled principal amount as reported by the Servicer for       2  No commas(,) or dollar
                        the current cycle -- only applicable for Scheduled/Scheduled            signs ($)                        11
                        Loans.
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Six-3

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
SCHED_NET_INT           The scheduled gross interest amount less the service fee amount      2  No commas(,) or dollar
                        for the current cycle as reported by the Servicer -- only               signs ($)                        11
                        applicable for Scheduled/Scheduled Loans.
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ACTL_PRIN_AMT           The actual principal amount collected by the Servicer for the        2  No commas(,) or dollar
                        current reporting cycle -- only applicable for Actual/Actual            signs ($)                        11
                        Loans.
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
ACTL_NET_INT            The actual gross interest amount less the service fee amount         2  No commas(,) or dollar
                        for the current reporting cycle as reported by the Servicer --          signs ($)                        11
                        only applicable for Actual/Actual Loans.
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
PREPAY_PENALTY_ AMT     The penalty amount received when a borrower prepays on his loan      2  No commas(,) or dollar
                        as reported by the Servicer.                                            signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived by the             2  No commas(,) or dollar
                        servicer.                                                               signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------

                                 Exhibit Six-4

----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Exhibit 1: Continued    Standard Loan Level File Layout
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
Column Name             Description                                                     Decimal      Format Comment            Max
                                                                                                                               Size
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
MOD_DATE                The Effective Payment Date of the Modification for the loan.            MM/DD/YYYY
                                                                                                                                 10
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
MOD_TYPE                The Modification Type.                                                  Varchar - value can be
                                                                                                alpha or numeric                 30
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest advances made by      2  No commas(,) or dollar
                        Servicer.                                                               signs ($)                        11
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------
                        Flag to indicate if the repurchase of a loan is due to a breach         Y=Breach
BREACH_FLAG             of Representations and Warranties                                       N=NO Breach                       1
                                                                                                Let blank if N/A
----------------------- --------------------------------------------------------------- ------- ----------------------------- ------


                                 Exhibit Six-5

Exhibit 2:  Monthly Summary Report by Single Investor

MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy                 Servicer Name
                -----------                              -----------------------

Prepared by:                                Investor Nbr
            --------------------------------            ------------------------

--------------------------------------------------------------------------------
Section 1.  Remittances and Ending Balances - Required Data
--------------------------------------------------------------------------------
Beginning     Ending    Total Monthly     Total Ending Unpaid   Total Monthly
Loan Count  Loan Count  Remittance Amo     Principal Balance   Principal Balance
--------------------------------------------------------------------------------
     0          0               $0.00            $0.00              $0.00
--------------------------------------------------------------------------------

Principal Calculation
---------------------
1.  Monthly Principal Due                                       +$0.00
2.  Current Curtailments                                        +$0.00
3.  Liquidations                                                +$0.00
4.  Other (attach explanation)                                  +$0.00
5.  Principal Due                                                $0.00
6.  Interest (reported "gross")                                 +$0.00
7.  Interest Adjustments on Curtailments                        +$0.00
8.  Servicing Fees                                              -$0.00
9.  Other Interest (attach explanation)                         +$0.00
10. Interest Due      (need to subtract ser fee)                 $0.00
                                                                 =====
Remittance Calculation
----------------------
11. Total Principal and Interest Due (lines 5+10)               +$0.00
12. Reimbursement of Non-Recoverable Advances                   -$0.00
13. Total Realized gains                                        +$0.00
14. Total Realized Losses                                       -$0.00
15. Total Prepayment Penalties                                  +$0.00
16. Total Non-Supported Compensating Interest                   -$0.00
17. Other (attach explanation)                                   $0.00
18. Net Funds Due on or before Remittance Date                  $$0.00

                                 Exhibit Six-6

------------------------------------------------------------------------------------------
Section 2.  Delinquency Report - Optional Data for Loan Accounting
------------------------------------------------------------------------------------------
                            Installments Delinquent
------------------------------------------------------------------------------------------
Total No.    Total No.                                In       Real Estate  Total Dollar
   of            of       30-   60-   90 or more  Foreclosure     Owned       Amount of
  Loans    Delinquencies  Days  Days     Days      (Optional)   (Optional)  Delinquencies
------------------------------------------------------------------------------------------
    0            0         0     0         0           0             0          $0.00
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
--------------------------------------------------------------------------------
REG AB FIELDS                               LOAN COUNT              BALANCE
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT                           0                   $0.00
--------------------------------------------------------------------------------
PREPAYMENT PENALTY AMT WAIVED                    0                   $0.00
--------------------------------------------------------------------------------
DELINQUENCY P&I AMOUNT                           0                   $0.00
--------------------------------------------------------------------------------





                                 Exhibit Six-7

Exhibit K : Standard File Layout - Delinquency Reporting

    *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

------------------------------- ------------------------------------------------------------------ --------- -----------------------
Column/Header Name                                                 Description                     Decimal   Format Comment
------------------------------- ------------------------------------------------------------------ --------- -----------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
CLIENT_NBR                      Servicer Client Number
------------------------------- ------------------------------------------------------------------ --------- -----------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external
                                servicer to identify a group of loans in their system.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BORROWER_LAST_NAME              Last name of the borrower.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_STATE                      The state where the  property located.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_ZIP                        Zip code where the property is located.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the servicer             MM/DD/YYYY
                                at the end of processing cycle, as reported by Servicer.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy
                                filing.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved by the            MM/DD/YYYY
                                courts
------------------------------- ------------------------------------------------------------------ --------- -----------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either by Dismissal,           MM/DD/YYYY
                                Discharged and/or a Motion For Relief Was Granted.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions           MM/DD/YYYY
                                to begin foreclosure proceedings.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------

                                 Exhibit Six-8

------------------------------- ------------------------------------------------------------------ --------- -----------------------
Column/Header Name                                                 Description                     Decimal   Format Comment
------------------------------- ------------------------------------------------------------------ --------- -----------------------
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.                2     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property from             MM/DD/YYYY
                                the borrower.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LIST_PRICE                      The price at which an REO property is marketed.                        2     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
LIST_DATE                       The date an REO property is listed at a particular price.                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
OFFER_AMT                       The dollar value of an offer for an REO property.                      2     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- -----------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
OCCUPANT_CODE                   Classification of how the property is occupied.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                                MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
APPRAISAL_DATE                  The date the appraisal was done.                                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- -----------------------
CURR_PROP_VAL                   The current "as is" value of the property based on brokers             2
                                price opinion or appraisal.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are completed        2
                                pursuant to a broker's price opinion or appraisal.
------------------------------- ------------------------------------------------------------------ --------- -----------------------
If applicable:
------------------------------- ------------------------------------------------------------------ --------- -----------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
------------------------------- ------------------------------------------------------------------ --------- -----------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage Insurance              MM/DD/YYYY
                                Company.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                                     No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim                         2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------

                                 Exhibit Six-9

------------------------------- ------------------------------------------------------------------ --------- -----------------------
Column/Header Name                                                 Description                     Decimal  Format Comment
------------------------------- ------------------------------------------------------------------ --------- -----------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company                       2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                Insurer
------------------------------- ------------------------------------------------------------------ --------- ----------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company                          2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                                        2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ ---------  ---------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                                         2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                                        2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                                         2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                                 2    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
MOTION_FOR_RELIEF_DATE          The date the Motion for Relief was filed                               10    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FRCLSR_BID_AMT                  The foreclosure sale bid amount                                        11    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
FRCLSR_SALE_TYPE                The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
------------------------------- ------------------------------------------------------------------ --------- ----------------------
REO_PROCEEDS                    The net proceeds from the sale of the REO property.                          No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
BPO_DATE                        The date the BPO was done.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
CURRENT_FICO                    The current FICO score
------------------------------- ------------------------------------------------------------------ --------- ----------------------
HAZARD_CLAIM_FILED_DATE         The date the Hazard Claim was filed with the Hazard Insurance          10    MM/DD/YYYY
                                Company.
------------------------------- ------------------------------------------------------------------ --------- ----------------------
HAZARD_CLAIM_AMT                The amount of the Hazard Insurance Claim filed.                        11    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------

                                 Exhibit Six-10

------------------------------- ------------------------------------------------------------------ --------- -----------------------
Column/Header Name                                                 Description                     Decimal  Format Comment
------------------------------- ------------------------------------------------------------------ --------- -----------------------
HAZARD_CLAIM_PAID_DATE          The date the Hazard Insurance Company disbursed the claim payment.     10    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
HAZARD_CLAIM_PAID_AMT           The amount the Hazard Insurance Company paid on the claim.             11    No commas(,) or
                                                                                                             dollar signs ($)
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTION_CODE                     Indicates loan status                                                        Number
------------------------------- ------------------------------------------------------------------ --------- ----------------------
NOD_DATE                                                                                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
NOI_DATE                                                                                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                               MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTUAL_PAYMENT_ PLAN_END_DATE
------------------------------- ------------------------------------------------------------------ --------- ----------------------
ACTUAL_REO_START_DATE                                                                                        MM/DD/YYYY
------------------------------- ------------------------------------------------------------------ --------- ----------------------
REO_SALES_PRICE                                                                                              Number
------------------------------- ------------------------------------------------------------------ --------- ----------------------
REALIZED_LOSS/GAIN              As defined in the Servicing Agreement                                        Number
------------------------------- ------------------------------------------------------------------ --------- ----------------------


Exhibit 2: Standard File Codes - Delinquency Reporting

The  Loss Mit Type  field  should  show the  approved  Loss  Mitigation  Code as follows:
    o    ASUM-       Approved Assumption
    o    BAP-        Borrower Assistance Program
    o    CO-         Charge Off
    o    DIL-        Deed-in-Lieu
    o    FFA-        Formal Forbearance Agreement
    o    MOD-        Loan Modification
    o    PRE-        Pre-Sale
    o    SS-         Short Sale
    o    MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

                                 Exhibit Six-11

    o    Mortgagor
    o    Tenant
    o    Unknown
    o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o    Damaged
    o    Excellent
    o    Fair
    o    Gone
    o    Good
    o    Poor
    o    Special Hazard
    o    Unknown

























                                 Exhibit Six-12

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

----------------- --------------------------------------------------------------
Delinquency Code  Delinquency Description
----------------- --------------------------------------------------------------
001               FNMA-Death of principal mortgagor
----------------- --------------------------------------------------------------
002               FNMA-Illness of principal mortgagor
----------------- --------------------------------------------------------------
003               FNMA-Illness of mortgagor's family member
----------------- --------------------------------------------------------------
004               FNMA-Death of mortgagor's family member
----------------- --------------------------------------------------------------
005               FNMA-Marital difficulties
----------------- --------------------------------------------------------------
006               FNMA-Curtailment of income
----------------- --------------------------------------------------------------
007               FNMA-Excessive Obligation
----------------- --------------------------------------------------------------
008               FNMA-Abandonment of property
----------------- --------------------------------------------------------------
009               FNMA-Distant employee transfer
----------------- --------------------------------------------------------------
011               FNMA-Property problem
----------------- --------------------------------------------------------------
012               FNMA-Inability to sell property
----------------- --------------------------------------------------------------
013               FNMA-Inability to rent property
----------------- --------------------------------------------------------------
014               FNMA-Military Service
----------------- --------------------------------------------------------------
015               FNMA-Other
----------------- --------------------------------------------------------------
016               FNMA-Unemployment
----------------- --------------------------------------------------------------
017               FNMA-Business failure
----------------- --------------------------------------------------------------
019               FNMA-Casualty loss
----------------- --------------------------------------------------------------
022               FNMA-Energy environment costs
----------------- --------------------------------------------------------------
023               FNMA-Servicing problems
----------------- --------------------------------------------------------------
026               FNMA-Payment adjustment
----------------- --------------------------------------------------------------
027               FNMA-Payment dispute
----------------- --------------------------------------------------------------
029               FNMA-Transfer of ownership pending
----------------- --------------------------------------------------------------
030               FNMA-Fraud
----------------- --------------------------------------------------------------
031               FNMA-Unable to contact borrower
----------------- --------------------------------------------------------------
INC               FNMA-Incarceration
----------------- --------------------------------------------------------------


                                 Exhibit Six-13

The FNMA Delinquent Status Code field should show the Status of Default as follows:

----------------------------- --------------------------------------------------
   Status Code                Status Description
----------------------------- --------------------------------------------------
        09                    Forbearance
----------------------------- --------------------------------------------------
        17                    Pre-foreclosure Sale Closing Plan Accepted
----------------------------- --------------------------------------------------
        24                    Government Seizure
----------------------------- --------------------------------------------------
        26                    Refinance
----------------------------- --------------------------------------------------
        27                    Assumption
----------------------------- --------------------------------------------------
        28                    Modification
----------------------------- --------------------------------------------------
        29                    Charge-Off
----------------------------- --------------------------------------------------
        30                    Third Party Sale
----------------------------- --------------------------------------------------
        31                    Probate
----------------------------- --------------------------------------------------
        32                    Military Indulgence
----------------------------- --------------------------------------------------
        43                    Foreclosure Started
----------------------------- --------------------------------------------------
        44                    Deed-in-Lieu Started
----------------------------- --------------------------------------------------
        49                    Assignment Completed
----------------------------- --------------------------------------------------
        61                    Second Lien Considerations
----------------------------- --------------------------------------------------
        62                    Veteran's Affairs-No Bid
----------------------------- --------------------------------------------------
        63                    Veteran's Affairs-Refund
----------------------------- --------------------------------------------------
        64                    Veteran's Affairs-Buydown
----------------------------- --------------------------------------------------
        65                    Chapter 7 Bankruptcy
----------------------------- --------------------------------------------------
        66                    Chapter 11 Bankruptcy
----------------------------- --------------------------------------------------
        67                    Chapter 13 Bankruptcy
----------------------------- --------------------------------------------------


                                 Exhibit Six-14

     Exhibit L : Calculation of Realized Loss/Gain Form 332-Instruction Sheet

     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     ------------------------------------

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

    4-12. Complete as applicable. Required documentation:

     o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

     o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

     o Other expenses - copies of corporate advance history showing all payments

     o    REO repairs> $1500 require explanation

     o    REO repairs >$3000 require evidence of at least 2 bids.

                                 Exhibit Six-15

     o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

     o    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

    (iii) Credits:

   14-21. Complete as applicable. Required documentation:

     o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

     o    Letter of Proceeds Breakdown.

     o    Copy of EOB for any MI or gov't guarantee

     o    All other credits need to be clearly defined on the 332 form


     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).






                                 Exhibit Six-16

Exhibit 3A:  Calculation of Realized Loss/Gain Form 332



         Prepared by:                                Date:
                      --------------------------           ------------------

         Phone:                               Email Address:
                 ---------------------------                 -------------------

      -------------------      ------------------       ------------------
     | Servicer Loan No. |    | Servicer Name    |     | Servicer Address |
     |                   |    |                  |     |                  |
      -------------------      ------------------       ------------------



    WELLS FARGO BANK, N.A.  Loan No.  _____________________________________

    Borrower's Name: ______________________________________________________
    Property Address: _____________________________________________________

    Liquidation Type: REO Sale    3rd Party Sale   Short Sale   Charge Off

    Was this loan granted a Bankruptcy deficiency or cramdown     Yes         No
    If "Yes", provide deficiency or cram down amount ___________________________


Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan   $                    (1)
                                                         ----------------
(2) Interest accrued at Net Rate                                            (2)
                                                       ------------------
(3) Accrued Servicing Fees                                                  (3)
                                                       ------------------
(4) Attorney's Fees                                                         (4)
                                                       ------------------
(5) Taxes (see page 2)                                                      (5)
                                                       ------------------
(6) Property Maintenance                                                    (6)
                                                       ------------------
(7) MI/Hazard Insurance Premiums (see page 2)                               (7)
                                                       ------------------
(8) Utility Expenses                                                        (8)
                                                       ------------------
(9) Appraisal/BPO                                                           (9)
                                                       ------------------
(10) Property Inspections                                                   (10)
                                                       ------------------
(11) FC Costs/Other Legal Expenses                                          (11)
                                                       ------------------
(12) Other (itemize)                                                        (12)
                                                       ------------------
         Cash for Keys                                                      (12)
                                                       ------------------
         HOA/Condo Fees                                                     (12)
                                                       ------------------
                                                                            (12)
         ---------------------------                   ------------------

         Total Expenses                                $                    (13)
                                                         ----------------

Credits:
(14) Escrow Balance                                    $                    (14)
                                                         ----------------
(15)HIP Refund                                                              (15)
                                                       ------------------
(16) Rental Receipts                                                        (16)
                                                       ------------------

(17)Hazard Loss Proceeds                               ------------------   (17)



                                 Exhibit Six-17

(18) Primary Mortgage Insurance/Gov't Insurance HUD
Part A                                                                    (18a)
                                                       ------------------
HUD Part B                                                                (18b)
                                                       ------------------
(19) Pool Insurance Proceeds                                               (19)
                                                       ------------------
(20) Proceeds from Sale of Acquired Property                               (20)
                                                       ------------------
(21) Other (itemize)                                                       (21)
                                                       ------------------

     ---------------------------------                 ------------------

         Total Credits                                 $                   (22)
                                                        -----------------
Total Realized Loss (or Amount of Gain)                $                   (23)
                                                        -----------------



                                 Exhibit Six-18

Escrow Disbursement Detail

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------
      Type              Date Paid         Period of  Total Paid    Base         Penalties              Interest
   (Tax/Ins.)                              Coverage               Amount
------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------

------------------ --------------------- ----------- ---------- ---------- --------------------- ---------------------








                                 Exhibit Six-19